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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                            -------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                              HEADHUNTER.NET, INC.
             (Exact Name of Registrant as Specified in Its Charter)


            GEORGIA                                    58-2403177
(State of Incorporation or Organization)   (I.R.S. Employer Identification No.)

                       6410 Atlantic Boulevard, Suite 160
                             Norcross, Georgia 30071
              (Address and Zip Code of Principal Executive Offices)


If this form related to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form related to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box: [X]

Securities Act registration statement file number to which this Form 8-A relates:

                                    333-80915

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                 Name of Each Exchange on Which
      to be so Registered                 Each Class is to be Registered
      -------------------                 ------------------------------
      NOT APPLICABLE                              NOT APPLICABLE

Securities registered pursuant to Section 12(g) of the Act:

                     COMMON STOCK, PAR VALUE $0.01 PER SHARE
                     ---------------------------------------
                                (Title of class)



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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The description of the common stock of HeadHunter.NET, Inc. set forth 0nder the caption "Description of Capital Stock" in the prospectus to be filed by HeadHunter.NET, Inc. pursuant to Rule 424(b) as part of its registration statement on Form S-1 (File No. 333-80915), as amended, is hereby incorporated by reference herein. Such prospectus shall be deemed to be incorporated by reference in this registration statement on Form 8-A.

ITEM 2.  EXHIBITS

      Exhibit Number                         Description of Exhibit
      --------------                         ----------------------

           3.1 Articles of Incorporation of HeadHunter.NET, as amended (incorporated by reference from Exhibit 3.1 to HeadHunter.NET's registration statement on Form
                           S-1 (File No. 333-80915))

           3.2 Bylaws of HeadHunter.NET (incorporated by reference from Exhibit 3.2 to HeadHunter.NET's registration statement on Form S-1 (File No. 333-80915))

           4.1             Specimen stock certificate of common stock
                           (incorporated by reference from Exhibit 4.1 to HeadHunter.NET's registration statement on Form S-1
                           (File No. 333-80915))

          10.1             Contribution Agreement dated July 15, 1998 among ITC
                           Holding Company, Inc., Warren L. Base and
                           HeadHunter.NET (incorporated by reference from
                           Exhibit 10.5 to HeadHunter.NET's registration
                           statement on Form S-1 (File No. 333-80915))
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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, HeadHunter.NET, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                             HEADHUNTER.NET, INC.


Date:  August 11, 1999       By:  /s/ Mark W. Partin
                              ---------------------
                             Name:    Mark W. Partin
                             Title:   Chief Financial Officer and Assistant
                                      Secretary